UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-02809
                                   811-10095

Name of Fund: Merrill Lynch Value Opportunities Fund, Inc.
              Master Value Opportunities Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, Merrill Lynch Value Opportunities Fund, Inc. and Master Value Opportunities Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 03/31/05

Date of reporting period: 04/01/04 - 03/31/05

Item 1 - Report to Stockholders

                                        Merrill Lynch
                                        Value Opportunities
                                        Fund, Inc.

                                        Annual Report
                                        March 31, 2005

Merrill Lynch Value Opportunities Fund, Inc.

Portfolio Information as of March 31, 2005

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
--------------------------------------------------------------------------------
WebMD Corp. .........................................................    3.0%
Convergys Corp. .....................................................    2.8
Foot Locker, Inc. ...................................................    2.1
Triumph Group, Inc. .................................................    2.1
Diamond Offshore Drilling, Inc. .....................................    1.9
Noble Energy, Inc. ..................................................    1.8
Conseco, Inc. .......................................................    1.7
Tech Data Corp. .....................................................    1.7
CommScope, Inc. .....................................................    1.6
Protective Life Corp. ...............................................    1.6
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Industries                                               Net Assets
--------------------------------------------------------------------------------
Commercial Banks ....................................................    7.2%
Oil & Gas ...........................................................    6.4
IT Services .........................................................    4.9
Energy Equipment & Services .........................................    4.5
Insurance ...........................................................    4.4
--------------------------------------------------------------------------------

                                                                      Percent of
Sector Weightings                                              Total Investments
--------------------------------------------------------------------------------
Financials ................................................             22.1%
Information Technology ....................................             16.4
Industrials ...............................................             11.9
Consumer Discretionary ....................................             10.9
Health Care ...............................................             10.5
Energy ....................................................             10.1
Materials .................................................              6.5
Consumer Staples ..........................................              2.5
Utilities .................................................              1.2
Other* ....................................................              7.9
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term securities.

Proxy Results

During the six-month period ended March 31, 2005, Merrill Lynch Value Opportunities Fund, Inc.'s shareholders voted on the following proposals. Proposals 1, 2A, 2B and 3 were approved at a shareholders' meeting on February 28, 2005. With respect to Proposals 4A and 4B, the proposals were adjourned at a shareholders' meeting on April 5, 2005. A description of the proposals and number of shares voted are as follows:

--------------------------------------------------------------------------------------------------------------------
                                                                               Shares Voted          Shares Withheld
                                                                                    For                From Voting
--------------------------------------------------------------------------------------------------------------------
1.      To elect the Fund's Board of Directors: Robert C. Doll, Jr.             100,527,148             2,723,625
                                                Donald W. Burton                100,507,869             2,742,904
                                                Laurie Simon Hodrick            100,521,539             2,729,234
                                                John F. O'Brien                 100,505,300             2,745,473
                                                David H. Walsh                  100,517,680             2,733,093
                                                Fred G. Weiss                   100,520,357             2,730,416
--------------------------------------------------------------------------------------------------------------------
                                                                    Shares Voted     Shares Voted       Shares Voted
                                                                        For             Against            Abstain
--------------------------------------------------------------------------------------------------------------------
2A.     To approve changes to fundamental investment
        restriction on borrowing.                                    94,344,410        5,329,706         3,576,657
--------------------------------------------------------------------------------------------------------------------
2B.     To approve changes to fundamental investment
        restriction on lending.                                      94,260,810        5,377,357         3,612,606
--------------------------------------------------------------------------------------------------------------------
3.      To consider and act upon a proposed investment advisory
        agreement for the Fund.                                      95,430,156        3,989,668         3,830,949
--------------------------------------------------------------------------------------------------------------------
4A.     To approve the charter amendment relating to
        shareholder voting.                                          Adjourned         Adjourned         Adjourned
--------------------------------------------------------------------------------------------------------------------
4B.     To approve an amendment and restatement of the charter
        provision regarding redemption of Fund shares.               Adjourned         Adjourned         Adjourned
--------------------------------------------------------------------------------------------------------------------


2       MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    MARCH 31, 2005

A Letter From the President

Dear Shareholder

Financial markets broadly posted positive returns over the most recent reporting period, with international equities providing some of the most impressive results.

Total Returns as of March 31, 2005                                      6-month        12-month
===============================================================================================
U.S. equities (Standard & Poor's 500 Index)                             + 6.88%         + 6.69%
-----------------------------------------------------------------------------------------------
Small-cap U.S. equities (Russell 2000 Index)                            + 8.00          + 5.41
-----------------------------------------------------------------------------------------------
International equities (MSCI Europe Australasia Far East Index)         +15.13          +15.06
-----------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                     + 0.47          + 1.15
-----------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          + 1.21          + 2.67
-----------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse First Boston High Yield Index)          + 3.39          + 7.84
-----------------------------------------------------------------------------------------------

The U.S. economy continued to show resilience in the face of the Federal Reserve Board's (the Fed's) continued interest rate hikes and, more recently, higher oil prices. The Fed's measured tightening program brought the federal funds rate to 2.75% by period-end as the central bank continued its campaign to combat emergent inflation. In fact, business costs have been rising, which is beginning to put pressure on corporate profit margins. Consumer prices have been moving up as well, particularly in the areas of gasoline prices, healthcare costs, housing and education.

U.S. equities ended 2004 in a strong rally, but stumbled into negative territory in the first quarter of 2005. On the positive side, corporations have been accelerating their hiring plans, capital spending remains reasonably robust and merger-and-acquisition activity has increased. Offsetting the positives are slowing corporate earnings growth, renewed energy price concerns and the potential for an economic slowdown later this year. International equities, especially in Asia, have benefited from higher economic growth rates. China, in particular, recorded growth of more than 9% in 2004.

In the bond market, long-term interest rates finally began to inch higher while significant increases have been recorded on the short end. This resulted in a flattening of the yield curve throughout much of the current reporting period. At March 31, 2005, the two-year Treasury note yielded 3.80% and the 10-year note yielded 4.50%, a difference of 70 basis points (.70%). This compared to a spread of 151 basis points six months earlier and 226 basis points 12 months ago.

Looking ahead, the environment is likely to be a challenging one for investors, with diversification and selectivity becoming increasingly important themes. With this in mind, we encourage you to meet with your financial advisor to review your goals and asset allocation and to rebalance your portfolio, as necessary, to ensure it remains aligned with your objectives and risk tolerance. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                                Sincerely,


                                                /s/ Robert C. Doll, Jr.

                                                Robert C. Doll, Jr.
                                                President and Director/Trustee


        MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    MARCH 31, 2005         3

A Discussion With Your Fund's Portfolio Manager

      We maintained a defensive market position this fiscal year and continued to find new opportunities at the higher end of our market-capitalization range.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended March 31, 2005, Merrill Lynch Value Opportunities Fund, Inc.'s Class A, Class B, Class C, Class I and Class R Shares had total returns of +3.77%, +2.96%, +2.95%, +3.99% and +3.53%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 8 of this report to shareholders.) For the same period, the benchmark Russell 2000 Index posted a total return of +5.41% and the Lipper Small Cap Value Funds category had an average return of +11.42%. (Funds in this Lipper category seek long-term growth of capital by investing in small-capitalization companies that are considered to be undervalued relative to a major unmanaged stock index.)

U.S. stock markets struggled for much of the fiscal year, with the notable exception of the final four months of calendar year 2004, which was an extraordinary period for small cap stocks. During this time, small cap stocks reversed their calendar-year-to-date slide and the Russell 2000 Index climbed 19.5%. Catalysts for the year-end rally were easing oil prices and the conclusion of U.S. presidential election uncertainties. We witnessed a pronounced return to high-beta small cap stocks and a move away from the defensive, larger-capitalization issues that had performed well earlier in the year.

The Fund essentially tracked the performance of the Russell 2000 Index for the first few months of the fiscal year, but our defensive posture caused us to lose ground during the final four months of 2004 when speculative, small cap stocks experienced a resurgence. In the March quarter of 2005 -- the last quarter of the Fund's fiscal year -- performance relative to the Russell benchmark began to improve as market sentiment again turned cautious.

We believe it is late in the U.S. economic recovery to overweight cyclical stocks. We are concerned that the early cyclical companies are discounting peak earnings potential. Calendar year 2004 represented the sixth consecutive year that small cap stocks outperformed large cap stocks. For the first extended period in years, the Russell 2000 small cap index lagged the S&P 500 Index over the three-month and 12-month periods ended March 31, 2005. The recent underperformance of small caps underscores our concern about being too aggressive at this stage of the economic expansion. With respect to investment style, value stocks have outperformed growth stocks for four of the last five calendar years. Most recently, the Russell 2000 Value Index performed 892 basis points (8.92%) ahead of the Russell 2000 Growth Index for the 12-month period ended March 31, 2005.

What factors most influenced Fund performance during the fiscal year?

Over the trailing 12-month period, the portfolio was positioned more defensively than the Russell 2000 Index. The portfolio was underweighted in industrial and basic material stocks compared to its Lipper group. In last year's environment of rising commodity prices, cyclical investments were rewarded. Our early move to defensive positioning hindered the Fund's relative results. The market pendulum has swayed from aggressive to defensive and from small to large cap stocks, while our approach has been to move gradually away from deep cyclical stocks and toward larger, late-cycle companies still within the small cap universe.

In terms of individual stock performance, the three leading detractors over the past 12 months were King Pharmaceuticals, Inc., GrafTech International Ltd. and Allied Waste Industries Inc. We liquidated our position in Allied Waste, a provider of non-hazardous waste disposal, and significantly reduced our holdings in GrafTech, a maker of graphite electrodes. We remain committed, however, to our investment in King Pharmaceuticals, a maker of generic and brand-name prescription drugs. Although King's merger with Mylan Laboratories Inc. collapsed, we believe there is substantial value in King's branded drugs, development pipeline, and targeted sales force.

The information technology (IT) sector most benefited Fund results relative to the Russell 2000 Index. Recently, we have moved the Trust's technology exposure toward a more neutral sector position. The calendar year-end rally in speculative stocks provided an excellent opportunity to unload some of these holdings.


4       MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    MARCH 31, 2005

In absolute terms, the Trust's top-performing sector during the past 12 months was energy. This was primarily attributed to being overweighted in a strong sector rather than being the result of favorable stock selection. Higher oil and natural gas prices have improved the fortunes of all stocks in the energy sector and have caused an increase in merger-and-acquisition activity. This, in turn, has stimulated further share price appreciation. The Trust's two top-performing stocks -- Diamond Offshore Drilling, Inc., a deep water drilling company, and Denbury Resources, Inc., an exploration and production company -- fall into the energy category. Our third-best performer, CNF, Inc., a transportation and logistics company, benefited from improved results at its trucking division and the announced sale of its freight forwarding business to United Parcel Service.

What changes were made to the portfolio during the year?

We significantly reduced the Trust's technology exposure during the final few months of the fiscal year. As of March 31, 2005, the Trust's IT exposure was approximately in line with the Russell 2000 Index at 17.6% of net assets, down from 21.8% at the end of the prior fiscal year. Proceeds from our technology sales were largely invested in the financial services sector. Having been underweighted in regional banks over the past few years, we now believe that financial services stocks have declined to more attractive levels on interest rate fears.

We have been active buyers in the health care sector, particularly of specialty pharmaceutical stocks. We believe that valuations are compelling by historical standards based on concerns about generic competition. In certain instances, we believe investors are underestimating the ability of specialty pharmaceutical companies to respond with licensing agreements and further market consolidation. There are specific steps specialty pharmaceutical companies can take to strengthen their competitive position. Additions to the portfolio within health care included Cephalon Inc., a biopharmaceutical company; Medicis Pharmaceutical Corp., maker of dermatological medications; and Lifepoint Hospitals Inc., a regional hospital operator in the United States.

As mentioned previously, energy has been a top performer for the Trust over the past 12 months. Based on sharp stock appreciation and record high energy prices, we have taken some profits in Diamond Offshore, Noble Drilling and National Oilwell, Inc. We continued to express our favorable view of the energy sector by adding to Rowan Cos., Inc., a driller of oil and gas wells, and Maverick Tube Corp., a leading manufacturer of steel tubular products used to drill for oil and gas.

How would you characterize the portfolio's position at the close of the period?

Relative to the Russell 2000 Index, the Trust ended the period significantly overweight in the energy sector and modestly overweight in IT, though we continue to trim our IT exposure. As of March 31, 2005, we were underweight in the consumer discretionary, industrials and utilities sectors. We were also modestly underweight in financial services stocks, but have been gradually building our exposure in this area.

In general, we see less opportunity in the equity markets than just six months ago. Following the 2004 year-end rally in small cap equities, there are fewer variations in valuation and no single sector stands out. Speculative stocks rallied sharply, and much of the opportunity we identified going into the presidential election has been rewarded with share price appreciation. As a result, we favor a more cautious stance in 2005, with the Trust positioned closer to market weights and with a higher median market cap. We are concerned that further meaningful outperformance of very small companies is unsustainable. Although a continuation of merger-and-acquisition activity could prolong the cycle, small cap stocks appear fully valued on a wide range of metrics. New purchases are focused on companies at the high end of our market cap universe where we believe small cap value opportunities are most plentiful.

R. Elise Baum, CFA
Vice President and Portfolio Manager

April 6, 2005


        MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    MARCH 31, 2005         5

Performance Data

About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

o Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

o Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of the Class I Shares (which have no distribution or account maintenance fees) restated for Class R Share fees.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchange of shares within 30 days of purchase. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                       6-Month         12-Month         10-Year
As of March 31, 2005                                Total Return    Total Return      Total Return
==================================================================================================
ML Value Opportunities Fund, Inc. Class A Shares*       +6.22%          +3.77%          +297.72%
--------------------------------------------------------------------------------------------------
ML Value Opportunities Fund, Inc. Class B Shares*       +5.78           +2.96           +273.56
--------------------------------------------------------------------------------------------------
ML Value Opportunities Fund, Inc. Class C Shares*       +5.79           +2.95           +267.48
--------------------------------------------------------------------------------------------------
ML Value Opportunities Fund, Inc. Class I Shares*       +6.32           +3.99           +307.52
--------------------------------------------------------------------------------------------------
ML Value Opportunities Fund, Inc. Class R Shares*       +6.12           +3.53           +287.09
--------------------------------------------------------------------------------------------------
Russell 2000(R) Index**                                 +8.00           +5.41           +169.60
--------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.
** An unmanaged broad-based Index comprised of approximately 2,000 small-capitalization common stocks from various industrial sectors.

      Russell 2000 is a registered trademark of the Frank Russell Company.


6       MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    MARCH 31, 2005

Total Return Based on a $10,000 Investment--Class A & Class B Shares

A line graph depicting the growth of an investment in the Fund's Class A Shares and Class B Shares compared to growth of an investment in the Russell 2000 Index. Values are from March 1995 to March 2005.

                                      3/95             3/96            3/97             3/98              3/99             3/00
ML Value Opportunities
Fund, Inc.+--Class A Shares*          $ 9,475          $11,300         $13,264          $18,940           $14,703          $23,080

ML Value Opportunities
Fund, Inc.+--Class B Shares*          $10,000          $11,837         $13,783          $19,534           $15,048          $23,433

Russell 2000 Index++                  $10,000          $12,905         $13,564          $19,263           $16,131          $22,147

                                      3/01             3/02            3/03             3/04              3/05
ML Value Opportunities
Fund, Inc.+--Class A Shares*          $24,491          $32,124         $23,101          $36,315           $37,684

ML Value Opportunities
Fund, Inc.+--Class B Shares*          $24,666          $32,119         $22,900          $35,999           $37,356

Russell 2000 Index++                  $18,753          $21,375         $15,611          $25,576           $26,960

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
+ The Fund invests all of its assets in Master Value Opportunities Trust. The Trust invests in a diversified portfolio of securities, primarily common stocks, of relatively small companies which the Trust's management believes have special investment value, and emerging growth companies regardless of size.
++ This unmanaged Index is comprised of approximately 2,000 small-capitalization common stocks from various industrial sectors.

      Past performance is not predictive of future results.

Average Annual Total Return

                                                Return Without    Return With
                                                 Sales Charge    Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 3/31/05                              + 3.77%         - 1.68%
--------------------------------------------------------------------------------
Five Years Ended 3/31/05                            +10.30          + 9.12
--------------------------------------------------------------------------------
Ten Years Ended 3/31/05                             +14.80          +14.19
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                    Return          Return
                                                 Without CDSC     With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 3/31/05                              + 2.96%         - 0.87%
--------------------------------------------------------------------------------
Five Years Ended 3/31/05                            + 9.45          + 9.17
--------------------------------------------------------------------------------
Ten Years Ended 3/31/05                             +14.09          +14.09
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.


        MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    MARCH 31, 2005         7

Performance Data (concluded)

Total Return Based on a $10,000 Investment--Class C, Class I and Class R Shares

A line graph depicting the growth of an investment in the Fund's Class C Shares, Class I and Class R Shares compared to growth of an investment in the Russell 2000 Index. Values are from March 1995 to March 2005.

                                      3/95             3/96            3/97             3/98              3/99
ML Value Opportunities
Fund, Inc.+--Class C Shares*          $10,000          $11,834         $13,774          $19,522           $15,035

ML Value Opportunities
Fund, Inc.+--Class I Shares*          $ 9,475          $11,329         $13,325          $19,079           $14,848

ML Value Opportunities
Fund, Inc.+--Class R Shares*          $10,000          $11,897         $13,924          $19,839           $15,361

Russell 2000 Index++                  $10,000          $12,905         $13,564          $19,263           $16,131

                                      3/00             3/01            3/02             3/03              3/04             3/05
ML Value Opportunities
Fund, Inc.+--Class C Shares*          $23,401          $24,639         $32,088          $22,881           $35,694          $36,748

ML Value Opportunities
Fund, Inc.+--Class I Shares*          $23,355          $24,847         $32,688          $23,558           $37,131          $38,612

ML Value Opportunities
Fund, Inc.+--Class R Shares*          $24,043          $25,453         $33,319          $23,802           $37,390          $38,709

Russell 2000 Index++                  $22,147          $18,753         $21,375          $15,611           $25,576          $26,960

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
+ The Fund invests all of its assets in Master Value Opportunities Trust. The Trust invests in a diversified portfolio of securities, primarily common stocks, of relatively small companies which the Trust's management believes have special investment value, and emerging growth companies regardless of size.
++ This unmanaged Index is comprised of approximately 2,000 small-capitalization common stocks from various industrial sectors.

      Past performance is not predictive of future results.

Average Annual Total Return

                                                    Return          Return
                                                 Without CDSC     With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 3/31/05                              + 2.95%         + 2.00%
--------------------------------------------------------------------------------
Five Years Ended 3/31/05                            + 9.45          + 9.45
--------------------------------------------------------------------------------
Ten Years Ended 3/31/05                             +13.90          +13.90
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

                                                Return Without    Return With
                                                 Sales Charge    Sales Charge**
================================================================================
Class I Shares*
================================================================================
One Year Ended 3/31/05                              + 3.99%         - 1.47%
--------------------------------------------------------------------------------
Five Years Ended 3/31/05                            +10.58          + 9.39
--------------------------------------------------------------------------------
Ten Years Ended 3/31/05                             +15.08          +14.46
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

--------------------------------------------------------------------------------
Class R Shares                                                           Return
================================================================================
One Year Ended 3/31/05                                                   + 3.53%
--------------------------------------------------------------------------------
Five Years Ended 3/31/05                                                 + 9.99
--------------------------------------------------------------------------------
Ten Years Ended 3/31/05                                                  +14.49
--------------------------------------------------------------------------------


8       MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    MARCH 31, 2005

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses, including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on October 1, 2004 and held through March 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                    Expenses Paid
                                                      Beginning                  Ending           During the Period*
                                                    Account Value            Account Value        October 1, 2004 to
                                                   October 1, 2004           March 31, 2005         March 31, 2005
====================================================================================================================
Actual
====================================================================================================================
Class A                                                 $1,000                  $1,062.20               $ 6.44
--------------------------------------------------------------------------------------------------------------------
Class B                                                 $1,000                  $1,057.80               $10.36
--------------------------------------------------------------------------------------------------------------------
Class C                                                 $1,000                  $1,057.90               $10.44
--------------------------------------------------------------------------------------------------------------------
Class I                                                 $1,000                  $1,063.20               $ 5.15
--------------------------------------------------------------------------------------------------------------------
Class R                                                 $1,000                  $1,061.20               $ 7.76
====================================================================================================================
Hypothetical (5% annual return before expenses)**
====================================================================================================================
Class A                                                 $1,000                  $1,018.68               $ 6.30
--------------------------------------------------------------------------------------------------------------------
Class B                                                 $1,000                  $1,014.86               $10.14
--------------------------------------------------------------------------------------------------------------------
Class C                                                 $1,000                  $1,014.79               $10.22
--------------------------------------------------------------------------------------------------------------------
Class I                                                 $1,000                  $1,019.94               $ 5.05
--------------------------------------------------------------------------------------------------------------------
Class R                                                 $1,000                  $1,017.40               $ 7.60
--------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.25% for Class A, 2.02% for Class B, 2.03% for Class C, 1.00% for Class I and 1.51% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master fund in which it invests.
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


        MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    MARCH 31, 2005         9

Statement of Assets and Liabilities
                                    Merrill Lynch Value Opportunities Fund, Inc.

As of March 31, 2005
==============================================================================================================================
Assets
------------------------------------------------------------------------------------------------------------------------------
                       Investment in Master Value Opportunities Trust (the "Trust"),
                        at value (identified cost--$2,641,247,713) ....................                        $ 3,005,948,592
                       Prepaid expenses ...............................................                                 42,833
                                                                                                               ---------------
                       Total assets ...................................................                          3,005,991,425
                                                                                                               ---------------
==============================================================================================================================
Liabilities
------------------------------------------------------------------------------------------------------------------------------
                       Payables:
                          Other affiliates ............................................    $     2,009,729
                          Distributor .................................................          1,315,867
                          Administrative fees .........................................            570,614           3,896,210
                                                                                           ---------------
                       Accrued expenses ...............................................                                 70,420
                                                                                                               ---------------
                       Total liabilities ..............................................                              3,966,630
                                                                                                               ---------------
==============================================================================================================================
Net Assets
------------------------------------------------------------------------------------------------------------------------------
                       Net assets .....................................................                        $ 3,002,024,795
                                                                                                               ===============
==============================================================================================================================
Net Assets Consist of
------------------------------------------------------------------------------------------------------------------------------
                       Class A Shares of Common Stock, $.10 par value, 100,000,000
                        shares authorized .............................................                        $     2,475,868
                       Class B Shares of Common Stock, $.10 par value, 100,000,000
                        shares authorized .............................................                              3,421,498
                       Class C Shares of Common Stock, $.10 par value, 100,000,000
                        shares authorized .............................................                              2,268,987
                       Class I Shares of Common Stock, $.10 par value, 100,000,000
                        shares authorized .............................................                              3,825,969
                       Class R Shares of Common Stock, $.10 par value, 100,000,000
                        shares authorized .............................................                                 78,598
                       Paid-in capital in excess of par ...............................                          2,485,034,606
                       Undistributed realized capital gains allocated from the
                        Trust--net ....................................................    $   140,218,390
                       Unrealized appreciation allocated from the Trust--net ..........        364,700,879
                                                                                           ---------------
                       Total accumulated earnings--net ................................                            504,919,269
                                                                                                               ---------------
                       Net Assets .....................................................                        $ 3,002,024,795
                                                                                                               ===============
==============================================================================================================================
Net Asset Value
------------------------------------------------------------------------------------------------------------------------------
                       Class A--Based on net assets of $643,904,194 and 24,758,683
                        shares outstanding ............................................                        $         26.01
                                                                                                               ===============
                       Class B--Based on net assets of $809,643,403 and 34,214,983
                        shares outstanding ............................................                        $         23.66
                                                                                                               ===============
                       Class C--Based on net assets of $524,132,085 and 22,689,871
                        shares outstanding ............................................                        $         23.10
                                                                                                               ===============
                       Class I--Based on net assets of $1,005,642,399 and 38,259,694
                        shares outstanding ............................................                        $         26.28
                                                                                                               ===============
                       Class R--Based on net assets of $18,702,714 and 785,978 shares
                        outstanding ...................................................                        $         23.80
                                                                                                               ===============

      See Notes to Financial Statements.


10      MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    MARCH 31, 2005

Statement of Operations             Merrill Lynch Value Opportunities Fund, Inc.

For the Year Ended March 31, 2005
==============================================================================================================================
Investment Income--Net
------------------------------------------------------------------------------------------------------------------------------
                       Net investment income allocated from the Trust:
                          Dividends (including $728,808 from affiliates and net of
                           $9,814 foreign withholding tax) ............................                        $    24,562,863
                          Interest from affiliates ....................................                              1,541,917
                          Securities lending--net .....................................                                478,095
                          Expenses ....................................................                            (15,707,695)
                                                                                                               ---------------
                       Total income ...................................................                             10,875,180
                                                                                                               ---------------
==============================================================================================================================
Expenses
------------------------------------------------------------------------------------------------------------------------------
                       Account maintenance and distribution fees--Class B .............    $     8,774,762
                       Administration fees ............................................          7,788,239
                       Account maintenance and distribution fees--Class C .............          5,372,749
                       Transfer agent fees--Class I ...................................          2,401,178
                       Transfer agent fees--Class B ...................................          2,170,938
                       Account maintenance fees--Class A ..............................          1,594,329
                       Transfer agent fees--Class A ...................................          1,456,598
                       Transfer agent fees--Class C ...................................          1,403,507
                       Printing and shareholder reports ...............................            256,271
                       Registration fees ..............................................            149,985
                       Professional fees ..............................................             68,695
                       Account maintenance and distribution fees--Class R .............             55,174
                       Directors' fees and expenses ...................................             32,937
                       Transfer agent fees--Class R ...................................             25,370
                       Other ..........................................................             34,056
                                                                                           ---------------
                       Total expenses .................................................                             31,584,788
                                                                                                               ---------------
                       Investment loss--net ...........................................                            (20,709,608)
                                                                                                               ---------------
==============================================================================================================================
Realized & Unrealized Gain (Loss) Allocated from the Trust--Net
------------------------------------------------------------------------------------------------------------------------------
                       Realized gain (loss) on:
                        Investments (including $(55,378,378) from affiliates)--net ....        205,912,790
                        Foreign currency transactions--net ............................            (14,284)        205,898,506
                                                                                           ---------------
                       Change in unrealized appreciation--net .........................                            (79,095,105)
                                                                                                               ---------------
                       Total realized and unrealized gain--net ........................                            126,803,401
                                                                                                               ---------------
                       Net Increase in Net Assets Resulting from Operations ...........                        $   106,093,793
                                                                                                               ===============

      See Notes to Financial Statements.


        MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    MARCH 31, 2005        11

Statements of Changes in Net Assets
                                    Merrill Lynch Value Opportunities Fund, Inc.

                                                                                                    For the Year Ended
                                                                                                         March 31,
                                                                                           -----------------------------------
Increase (Decrease) in Net Assets:                                                                2005                2004
==============================================================================================================================
Operations
------------------------------------------------------------------------------------------------------------------------------
                       Investment loss--net ...........................................    $   (20,709,608)    $   (16,953,828)
                       Realized gain--net .............................................        205,898,506         248,569,142
                       Change in unrealized appreciation--net .........................        (79,095,105)        878,215,072
                                                                                           -----------------------------------
                       Net increase in net assets resulting from operations ...........        106,093,793       1,109,830,386
                                                                                           -----------------------------------
==============================================================================================================================
Distributions to Shareholders
------------------------------------------------------------------------------------------------------------------------------
                       Realized gain--net:
                          Class A .....................................................        (43,952,529)                 --
                          Class B .....................................................        (60,980,285)                 --
                          Class C .....................................................        (38,412,279)                 --
                          Class I .....................................................        (74,900,960)                 --
                          Class R .....................................................           (613,903)                 --
                                                                                           -----------------------------------
                       Net decrease in net assets resulting from distributions to
                        shareholders ..................................................       (218,859,956)                 --
                                                                                           -----------------------------------
==============================================================================================================================
Capital Share Transactions
------------------------------------------------------------------------------------------------------------------------------
                       Net increase (decrease) in net assets derived from capital share
                        transactions ..................................................        (71,827,902)        146,819,263
                                                                                           -----------------------------------
==============================================================================================================================
Redemption Fees
------------------------------------------------------------------------------------------------------------------------------
                       Redemption fees ................................................             12,341                  --
                                                                                           -----------------------------------
==============================================================================================================================
Net Assets
------------------------------------------------------------------------------------------------------------------------------
                       Total increase (decrease) in net assets ........................       (184,581,724)      1,256,649,649
                       Beginning of year ..............................................      3,186,606,519       1,929,956,870
                                                                                           -----------------------------------
                       End of year ....................................................    $ 3,002,024,795     $ 3,186,606,519
                                                                                           ===================================

      See Notes to Financial Statements.


12      MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    MARCH 31, 2005

Financial Highlights                Merrill Lynch Value Opportunities Fund, Inc.

                                                                                           Class A
                                                            ----------------------------------------------------------------------
                                                                                 For the Year Ended March 31,
The following per share data and ratios have been derived   ----------------------------------------------------------------------
from information provided in the financial statements.         2005           2004           2003           2002           2001@
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                 Net asset value, beginning of year .....   $    26.96     $    17.15     $    24.45     $    19.73     $    22.80
                                                            ----------------------------------------------------------------------
                 Investment loss--net*** ................         (.10)          (.08)          (.09)          (.07)            --@@
                 Realized and unrealized gain (loss)--net          .97           9.89          (6.73)          6.08           1.23
                                                            ----------------------------------------------------------------------
                 Total from investment operations .......          .87           9.81          (6.82)          6.01           1.23
                                                            ----------------------------------------------------------------------
                 Less distributions from realized gain ..        (1.82)            --           (.48)         (1.29)         (4.30)
                                                            ----------------------------------------------------------------------
                 Net asset value, end of year ...........   $    26.01     $    26.96     $    17.15     $    24.45     $    19.73
                                                            ======================================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
                 Based on net asset value per share .....         3.77%         57.20%        (28.09%)        31.17%          6.11%
                                                            ======================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                 Expenses** .............................         1.25%          1.27%          1.33%          1.25%          1.30%
                                                            ======================================================================
                 Investment loss--net ...................         (.39%)         (.34%)         (.48%)         (.30%)         (.02%)
                                                            ======================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                 Net assets, end of year (in thousands) .   $  643,904     $  620,193     $  347,736     $  467,733     $  198,094
                                                            ======================================================================
                 Portfolio turnover .....................        74.31%++       80.35%++       68.27%++       54.14%++       42.30%+
                                                            ======================================================================

*     Total investment returns exclude the effects of sales charges.
**    Includes the Fund's share of the Trust's allocated expenses.
***   Based on average shares outstanding.
+ Portfolio turnover for the Trust for the period September 1, 2000 (commencement of operations of the Trust) to March 31, 2001.
++    Portfolio turnover for the Trust.
@ On September 1, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, which has the same investment objective as the Fund. All investments are made at the Trust level. This structure is sometimes called a "master/feeder" structure.
@@    Amount is less than $(.01) per share.

      See Notes to Financial Statements.


        MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    MARCH 31, 2005        13

Financial Highlights (continued)    Merrill Lynch Value Opportunities Fund, Inc.

                                                                                           Class B
                                                            ----------------------------------------------------------------------
                                                                                 For the Year Ended March 31,
The following per share data and ratios have been derived   ----------------------------------------------------------------------
from information provided in the financial statements.         2005           2004           2003           2002           2001@
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                 Net asset value, beginning of year .....   $    24.69     $    15.82     $    22.74     $    18.44     $    21.59
                                                            ----------------------------------------------------------------------
                 Investment loss--net*** ................         (.27)          (.24)          (.23)          (.22)          (.15)
                 Realized and unrealized gain (loss)--net          .88           9.11          (6.25)          5.67           1.15
                                                            ----------------------------------------------------------------------
                 Total from investment operations .......          .61           8.87          (6.48)          5.45           1.00
                                                            ----------------------------------------------------------------------
                 Less distributions from realized gain ..        (1.64)            --           (.44)         (1.15)         (4.15)
                                                            ----------------------------------------------------------------------
                 Net asset value, end of year ...........   $    23.66     $    24.69     $    15.82     $    22.74     $    18.44
                                                            ======================================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
                 Based on net asset value per share .....         2.96%         56.07%        (28.70%)        30.22%          5.26%
                                                            ======================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                 Expenses** .............................         2.02%          2.04%          2.10%          2.01%          2.06%
                                                            ======================================================================
                 Investment loss--net ...................        (1.17%)        (1.11%)        (1.26%)        (1.04%)         (.75%)
                                                            ======================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                 Net assets, end of year (in thousands) .   $  809,643     $  951,562     $  640,017     $1,003,961     $  563,316
                                                            ======================================================================
                 Portfolio turnover .....................        74.31%++       80.35%++       68.27%++       54.14%++       42.30%+
                                                            ======================================================================

*     Total investment returns exclude the effects of sales charges.
**    Includes the Fund's share of the Trust's allocated expenses.
***   Based on average shares outstanding.
+ Portfolio turnover for the Trust for the period September 1, 2000 (commencement of operations of the Trust) to March 31, 2001.
++    Portfolio turnover for the Trust.
@ On September 1, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, which has the same investment objective as the Fund. All investments are made at the Trust level. This structure is sometimes called a "master/feeder" structure.

      See Notes to Financial Statements.


14      MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    MARCH 31, 2005

Financial Highlights (continued)    Merrill Lynch Value Opportunities Fund, Inc.

                                                                                            Class C
                                                            ----------------------------------------------------------------------
                                                                                 For the Year Ended March 31,
The following per share data and ratios have been derived   ----------------------------------------------------------------------
from information provided in the financial statements.         2005           2004           2003           2002           2001@
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                 Net asset value, beginning of year .....   $    24.18     $    15.50     $    22.30     $    18.13     $    21.32
                                                            ----------------------------------------------------------------------
                 Investment loss--net*** ................         (.27)          (.23)          (.23)          (.23)          (.15)
                 Realized and unrealized gain (loss)--net          .86           8.91          (6.13)          5.58           1.14
                                                            ----------------------------------------------------------------------
                 Total from investment operations .......          .59           8.68          (6.36)          5.35            .99
                                                            ----------------------------------------------------------------------
                 Less distributions from realized gain ..        (1.67)            --           (.44)         (1.18)         (4.18)
                                                            ----------------------------------------------------------------------
                 Net asset value, end of year ...........   $    23.10     $    24.18     $    15.50     $    22.30     $    18.13
                                                            ======================================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
                 Based on net asset value per share .....         2.95%         56.00%        (28.69%)        30.23%          5.29%
                                                            ======================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                 Expenses** .............................         2.03%          2.05%          2.12%          2.02%          2.08%
                                                            ======================================================================
                 Investment loss--net ...................        (1.18%)        (1.13%)        (1.27%)        (1.11%)         (.75%)
                                                            ======================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                 Net assets, end of year (in thousands) .   $  524,132     $  539,393     $  334,720     $  504,537     $  140,610
                                                            ======================================================================
                 Portfolio turnover .....................        74.31%++       80.35%++       68.27%++       54.14%++       42.30%+
                                                            ======================================================================

*     Total investment returns exclude the effects of sales charges.
**    Includes the Fund's share of the Trust's allocated expenses.
***   Based on average shares outstanding.
+ Portfolio turnover for the Trust for the period September 1, 2000 (commencement of operations of the Trust) to March 31, 2001.
++    Portfolio turnover for the Trust.
@ On September 1, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, which has the same investment objective as the Fund. All investments are made at the Trust level. This structure is sometimes called a "master/feeder" structure.

      See Notes to Financial Statements.


        MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    MARCH 31, 2005        15

Financial Highlights (continued)    Merrill Lynch Value Opportunities Fund, Inc.

                                                                                            Class I
                                                            ----------------------------------------------------------------------
                                                                                 For the Year Ended March 31,
The following per share data and ratios have been derived   ----------------------------------------------------------------------
from information provided in the financial statements.         2005           2004           2003           2002           2001@
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                 Net asset value, beginning of year .....   $    27.22     $    17.27     $    24.58     $    19.81     $    22.87
                                                            ----------------------------------------------------------------------
                 Investment income (loss)--net*** .......         (.04)          (.02)          (.05)          (.01)           .06
                 Realized and unrealized gain (loss)--net          .97           9.97          (6.77)          5.84           1.23
                                                            ----------------------------------------------------------------------
                 Total from investment operations .......          .93           9.95          (6.82)          5.83           1.29
                                                            ----------------------------------------------------------------------
                 Less distributions from realized gain ..        (1.87)            --           (.49)         (1.06)         (4.35)
                                                            ----------------------------------------------------------------------
                 Net asset value, end of year ...........   $    26.28     $    27.22     $    17.27     $    24.58     $    19.81
                                                            ======================================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
                 Based on net asset value per share .....         3.99%         57.61%        (27.93%)        31.56%          6.39%
                                                            ======================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                 Expenses** .............................         1.00%          1.02%          1.07%           .99%          1.04%
                                                            ======================================================================
                 Investment income (loss)--net ..........         (.15%)         (.09%)         (.24%)         (.03%)          .27%
                                                            ======================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                 Net assets, end of year (in thousands) .   $1,005,642     $1,072,299     $  607,484     $1,259,688     $  648,806
                                                            ======================================================================
                 Portfolio turnover .....................        74.31%++       80.35%++       68.27%++       54.14%++       42.30%+
                                                            ======================================================================

*     Total investment returns exclude the effects of sales charges.
**    Includes the Fund's share of the Trust's allocated expenses.
***   Based on average shares outstanding.
+ Portfolio turnover for the Trust for the period September 1, 2000 (commencement of operations of the Trust) to March 31, 2001.
++    Portfolio turnover for the Trust.
@ On September 1, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, which has the same investment objective as the Fund. All investments are made at the Trust level. This structure is sometimes called a "master/feeder" structure.

      See Notes to Financial Statements.


16      MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    MARCH 31, 2005

Financial Highlights (concluded)    Merrill Lynch Value Opportunities Fund, Inc.

                                                                                                  Class R
                                                                           -----------------------------------------------------
                                                                                                                  For the Period
                                                                                  For the Year Ended                February 4,
                                                                                       March 31,                       2003+
The following per share data and ratios have been derived                  --------------------------------         to March 31,
from information provided in the financial statements.                         2005                2004                2003
================================================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period .....          $    24.93            $    15.87           $    16.12
                                                                           -----------------------------------------------------
                       Investment loss--net*** ..................                (.15)                 (.12)                  --@@@
                       Realized and unrealized gain (loss)--net .                 .88                  9.18                 (.25)
                                                                           -----------------------------------------------------
                       Total from investment operations .........                 .73                  9.06                 (.25)
                                                                           -----------------------------------------------------
                       Less distributions from realized gain--net               (1.86)                   --                   --
                                                                           -----------------------------------------------------
                       Net asset value, end of period ...........          $    23.80            $    24.93           $    15.87
                                                                           =====================================================
================================================================================================================================
Total Investment Return**
--------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .......                3.53%                57.09%               (1.55%)@
                                                                           =====================================================
================================================================================================================================
Ratios to Average Net Assets
--------------------------------------------------------------------------------------------------------------------------------
                       Expenses++ ...............................                1.50%                 1.52%                1.66%*
                                                                           =====================================================
                       Investment loss--net .....................                (.61%)                (.59%)               (.65%)*
                                                                           =====================================================
================================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands) .          $   18,703            $    3,160                   --@@
                                                                           =====================================================
                       Portfolio turnover of the Trust ..........               74.31%                80.35%               68.27%
                                                                           =====================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+     Commencement of operations.
++    Includes the Fund's share of the Trust's allocated expenses.
@     Aggregate total investment return.
@@    Amount is less than $1,000.
@@@   Amount is less than $(.01) per share.

      See Notes to Financial Statements.


        MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    MARCH 31, 2005        17

Notes to Financial Statements       Merrill Lynch Value Opportunities Fund, Inc.

1. Significant Accounting Policies:

Merrill Lynch Value Opportunities Fund, Inc., (the "Fund") (formerly Merrill Lynch Small Cap Value Fund, Inc.) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company. The Fund seeks to achieve its investment objective by investing all of its assets in Master Value Opportunities Trust (the "Trust") (formerly Master Small Cap Value Trust), which has the same investment objective and strategies as the Fund. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The percentage of the Trust owned by the Fund at March 31, 2005 was 100%. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributed to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- The Fund records its investment in the Trust at fair value. Valuation of securities held by the Trust is discussed in Note 1a of the Trust's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses -- The Fund records daily its proportionate share of the Trust's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends, and capital gains at various rates.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions -- Investment transactions in the Trust are accounted for on a trade date basis.

(g) Reclassifications -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $20,705,355 has been reclassified between undistributed net realized capital gains and accumulated net investment loss and $4,253 has been reclassified between paid-in capital in excess of par and accumulated net investment loss as a result of permanent differences attributable to net operating losses, foreign currency transactions and non-deductible expenses. These reclassifications have no effect on net assets or net asset values per share.

2. Transactions with Affiliates:

The Fund has entered into an Administration Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of ..25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

The Fund has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill


18      MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    MARCH 31, 2005

                                    Merrill Lynch Value Opportunities Fund, Inc.

Lynch Group, Inc. Pursuant to the Distribution Plan adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

--------------------------------------------------------------------------------
                                                   Account          Distribution
                                                Maintenance Fee          Fee
--------------------------------------------------------------------------------
Class A ..............................               .25%                --
Class B ..............................               .25%               .75%
Class C ..............................               .25%               .75%
Class R ..............................               .25%               .25%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the year ended March 31, 2005, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                  FAMD                   MLPF&S
--------------------------------------------------------------------------------
Class A ........................                $ 18,552                $241,544
Class I ........................                $  1,843                $ 13,037
--------------------------------------------------------------------------------

For the year ended March 31, 2005, MLPF&S received contingent deferred sales charges of $750,880 and $71,990 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $1,795 relating to transactions subject to front-end sales charge waivers in Class A Shares.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.

3. Capital Share Transactions:

Net increase (decrease) in net assets derived from capital share transactions was $(71,827,902) and $146,819,263 for the years ended March 31, 2005 and March 31, 2004, respectively.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended March 31, 2005                                Shares            Amount
-------------------------------------------------------------------------------
Shares sold ............................          6,228,570       $ 160,460,362
Automatic conversion of shares .........          1,600,696          41,149,466
Shares issued to shareholders in
   reinvestment of distributions .......          1,714,044          41,587,287
                                              ---------------------------------
Total issued ...........................          9,543,310         243,197,115
Shares redeemed ........................         (7,786,984)       (200,430,174)
                                              ---------------------------------
Net increase ...........................          1,756,326       $  42,766,941
                                              =================================

-------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended March 31, 2004                                Shares            Amount
-------------------------------------------------------------------------------
Shares sold ............................          7,355,410       $ 171,011,025
Automatic conversion of shares .........          1,839,213          41,811,547
                                              ---------------------------------
Total issued ...........................          9,194,623         212,822,572
Shares redeemed ........................         (6,474,293)       (150,175,716)
                                              ---------------------------------
Net increase ...........................          2,720,330       $  62,646,856
                                              =================================

-------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended March 31, 2005                                Shares            Amount
-------------------------------------------------------------------------------
Shares sold ............................          6,316,450       $ 148,268,872
Shares issued to shareholders in
   reinvestment of distributions .......          2,573,022          57,177,124
                                              ---------------------------------
Total issued ...........................          8,889,472         205,445,996
                                              ---------------------------------
Automatic conversion of shares .........         (1,752,553)        (41,149,466)
Shares redeemed ........................        (11,454,692)       (268,628,432)
                                              ---------------------------------
Total redeemed .........................        (13,207,245)       (309,777,898)
                                              ---------------------------------
Net decrease ...........................         (4,317,773)      $(104,331,902)
                                              =================================

-------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended March 31, 2004                                Shares            Amount
-------------------------------------------------------------------------------
Shares sold ............................         10,154,910       $ 215,460,830
                                              ---------------------------------
Automatic conversion of shares .........         (1,999,667)        (41,811,547)
Shares redeemed ........................        (10,066,295)       (215,593,957)
                                              ---------------------------------
Total redeemed .........................        (12,065,962)       (257,405,504)
                                              ---------------------------------
Net decrease ...........................         (1,911,052)      $ (41,944,674)
                                              =================================

-------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended March 31, 2005                                Shares            Amount
-------------------------------------------------------------------------------
Shares sold ............................          5,045,226       $ 115,757,806
Shares issued to shareholders in
   reinvestment of distributions .......          1,627,214          35,309,619
                                              ---------------------------------
Total issued ...........................          6,672,440         151,067,425
Shares redeemed ........................         (6,287,728)       (144,155,903)
                                              ---------------------------------
Net increase ...........................            384,712       $   6,911,522
                                              =================================


        MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    MARCH 31, 2005        19

Notes to Financial Statements (concluded)
                                    Merrill Lynch Value Opportunities Fund, Inc.

-------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended March 31, 2004                                Shares            Amount
-------------------------------------------------------------------------------
Shares sold ............................          5,342,274       $ 115,762,960
Shares redeemed ........................         (4,633,448)        (95,640,822)
                                              ---------------------------------
Net increase ...........................            708,826       $  20,122,138
                                              =================================

-------------------------------------------------------------------------------
Class I Shares for the Year                                           Dollar
Ended March 31, 2005                                Shares            Amount
-------------------------------------------------------------------------------
Shares sold ............................         10,043,727       $ 261,511,800
Shares issued to shareholders in
   reinvestment of distributions .......          2,895,059          70,843,252
                                              ---------------------------------
Total issued ...........................         12,938,786         332,355,052
Shares redeemed ........................        (14,073,876)       (365,025,967)
                                              ---------------------------------
Net decrease ...........................         (1,135,090)      $ (32,670,915)
                                              =================================

-------------------------------------------------------------------------------
Class I Shares for the Year                                           Dollar
Ended March 31, 2004                                Shares            Amount
-------------------------------------------------------------------------------
Shares sold ............................         15,484,530       $ 367,911,503
Shares redeemed ........................        (11,274,789)       (264,974,932)
                                              ---------------------------------
Net increase ...........................          4,209,741       $ 102,936,571
                                              =================================

-------------------------------------------------------------------------------
Class R Shares for the Year                                           Dollar
Ended March 31, 2005                                Shares            Amount
-------------------------------------------------------------------------------
Shares sold ............................            893,962       $  21,064,961
Shares issued to shareholders in
   reinvestment of distributions .......             27,094             608,284
                                              ---------------------------------
Total issued ...........................            921,056          21,673,245
Shares redeemed ........................           (261,821)         (6,176,793)
                                              ---------------------------------
Net increase ...........................            659,235       $  15,496,452
                                              =================================

-------------------------------------------------------------------------------
Class R Shares for the Year                                           Dollar
Ended March 31, 2004                                Shares            Amount
-------------------------------------------------------------------------------
Shares sold ............................            167,761       $   4,074,962
Shares redeemed ........................            (41,024)         (1,016,590)
                                              ---------------------------------
Net increase ...........................            126,737       $   3,058,372
                                              =================================

The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.

4. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended March 31, 2005 and March 31, 2004 was as follows:

--------------------------------------------------------------------------------
                                                 3/31/2005            3/31/2004
--------------------------------------------------------------------------------
Distributions paid from:
   Ordinary income ...................         $117,682,392         $         --
   Net long-term capital gains .......          101,177,564                   --
                                               ---------------------------------
Total taxable distributions ..........         $218,859,956         $         --
                                               =================================

As of March 31, 2005, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed ordinary income--net .....................        $  58,972,948
Undistributed long-term capital gains--net .............           99,753,706
                                                                -------------
Total undistributed earnings--net ......................          158,726,654
Capital loss carryforward ..............................             (216,397)*
Unrealized gains--net ..................................          346,409,012**
                                                                -------------
Total accumulated earnings--net ........................        $ 504,919,269
                                                                =============

* On March 31, 2005, the Fund had a net capital loss carryforward of $216,397, all of which expires in 2010. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales and the limitation on the utilization of capital loss carryforwards for tax purposes.


20      MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    MARCH 31, 2005

Report of Independent Registered Public Accounting Firm
                                    Merrill Lynch Value Opportunities Fund, Inc.

To the Shareholders and Board of Directors of Merrill Lynch Value Opportunities Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Merrill Lynch Value Opportunities Fund, Inc. as of March 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal controls of financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Value Opportunities Fund, Inc. as of March 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
May 20, 2005

Important Tax Information (unaudited)

The following information is provided with respect to the ordinary income distribution paid by Merrill Lynch Value Opportunities Fund, Inc. to shareholders of record on July 21, 2004:

--------------------------------------------------------------------------------
Qualified Dividend Income for Individuals .......................         15.21%
Dividends Qualifying for the Dividends Received
Deduction for Corporations ......................................         15.47%
--------------------------------------------------------------------------------

Additionally, the Fund distributed long-term capital gains of $.578701 per share to shareholders of record on July 21, 2004 and $.229360 per share to shareholders of record on December 3, 2004.


        MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    MARCH 31, 2005        21

Schedule of Investments                         Master Value Opportunities Trust

Industry*                          Shares Held     Common Stocks                                                Value
==========================================================================================================================
Aerospace & Defense--2.1%            1,638,200     Triumph Group, Inc. (a)(d)                              $    63,791,508
==========================================================================================================================
Auto Components--1.2%                1,238,900     American Axle & Manufacturing Holdings, Inc.                 30,353,050
                                       945,500     Hayes Lemmerz International, Inc. (d)                         4,916,600
                                                                                                           ---------------
                                                                                                                35,269,650
==========================================================================================================================
Biotechnology--2.1%                    407,400     Applera Corp.--Celera Genomics Group (d)                      4,175,850
                                       194,600     Cephalon, Inc. (d)(l)                                         9,113,118
                                       543,800     Exelixis, Inc. (d)                                            3,686,964
                                     1,593,100     Human Genome Sciences, Inc. (d)(l)                           14,688,382
                                     1,931,000     Maxygen, Inc. (a)(d)                                         16,567,980
                                     1,036,900     Neurogen Corp. (d)                                            7,341,252
                                     1,542,103     Vical, Inc. (a)(d)                                            6,168,412
                                                                                                           ---------------
                                                                                                                61,741,958
==========================================================================================================================
Building Products--0.1%                 93,000     Simpson Manufacturing Co., Inc.                               2,873,700
==========================================================================================================================
Capital Markets--1.6%                2,230,100     Janus Capital Group, Inc. (l)                                31,109,895
                                       771,700     W.P. Stewart & Co. Ltd.                                      17,486,722
                                                                                                           ---------------
                                                                                                                48,596,617
==========================================================================================================================
Chemicals--1.5%                        227,000     Cytec Industries, Inc.                                       12,314,750
                                       120,100     OM Group, Inc. (d)                                            3,653,442
                                       262,300     Schulman A., Inc.                                             4,569,266
                                       525,100     Valspar Corp.                                                24,438,154
                                                                                                           ---------------
                                                                                                                44,975,612
==========================================================================================================================
Commercial Banks--7.2%                 439,300     Bank of Hawaii Corp.                                         19,882,718
                                        92,600     Banner Corp.                                                  2,497,422
                                     2,198,900     The Colonial BancGroup, Inc.                                 45,121,428
                                       693,300     Compass Bancshares, Inc.                                     31,475,820
                                       215,600     First Merchants Corp.                                         5,584,040
                                     1,358,500     First Midwest Bancorp, Inc.                                  44,124,080
                                       212,400     Mid-State Bancshares                                          5,649,840
                                     1,600,045     Old National Bancorp                                         32,480,914
                                       304,600     Susquehanna Bancshares, Inc.                                  7,426,148
                                       340,893     TD Banknorth, Inc. (d)                                       10,649,497
                                       277,500     Texas Capital Bancshares, Inc. (d)                            5,827,500
                                       163,559     Toronto-Dominion Bank                                         6,763,165
                                                                                                           ---------------
                                                                                                               217,482,572
==========================================================================================================================
Commercial Services                    666,800     Administaff, Inc.                                             9,735,280
& Supplies--2.7%                       489,900     Ambassadors International, Inc.                               6,873,787
                                     1,306,400     Cornell Cos., Inc. (a)(d)                                    16,460,640
                                       826,700     Corrections Corp. of America (d)                             31,910,620
                                     1,204,700     Tetra Tech, Inc. (d)(l)                                      15,203,314
                                                                                                           ---------------
                                                                                                                80,183,641
==========================================================================================================================
Communications                       1,230,550     Belden CDT, Inc.                                             27,330,516
Equipment--3.8%                      3,259,900     CommScope, Inc. (a)(d)(l)                                    48,768,104
                                     4,934,972     Tellabs, Inc. (d)                                            36,025,296
                                                                                                           ---------------
                                                                                                               112,123,916
==========================================================================================================================
Construction &                         797,400     Fluor Corp.                                                  44,199,882
Engineering--1.9%                      701,400     McDermott International, Inc. (d)                            13,277,502
                                                                                                           ---------------
                                                                                                                57,477,384
==========================================================================================================================
Construction Materials--1.2%           613,800     Martin Marietta Materials, Inc.                              34,323,696
==========================================================================================================================
Containers & Packaging--2.0%         1,734,200     Crown Holdings, Inc. (d)                                     26,984,152
                                     2,135,800     Smurfit-Stone Container Corp. (d)                            33,040,826
                                                                                                           ---------------
                                                                                                                60,024,978
==========================================================================================================================


22      MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    MARCH 31, 2005

Schedule of Investments (continued)             Master Value Opportunities Trust

Industry*                          Shares Held     Common Stocks                                                Value
==========================================================================================================================
Diversified Financial                  619,600     Citigroup, Inc.                                         $    27,844,824
Services--2.5%                         425,300     Financial Select Sector SPDR Fund (k)                        12,074,267
                                        63,100     International Securities Exchange, Inc. (d)(l)                1,640,600
                                       104,100     iShares S&P SmallCap 600 Index Fund (h)                      16,511,301
                                       142,100     iShares S&P SmallCap 600/BARRA Value Index Fund (g)          16,763,537
                                                                                                           ---------------
                                                                                                                74,834,529
==========================================================================================================================
Electric Utilities--1.2%               915,800     Cinergy Corp.                                                37,108,216
==========================================================================================================================
Electrical Equipment--1.3%             156,000     General Cable Corp. (d)                                       1,882,920
                                       290,700     Global Power Equipment Group, Inc. (d)(l)                     2,784,906
                                     1,848,600     GrafTech International Ltd. (d)(l)                           10,518,534
                                       742,100     Industrial Select Sector SPDR Fund (m)                       22,582,103
                                                                                                           ---------------
                                                                                                                37,768,463
==========================================================================================================================
Electronic Equipment                   950,100     Anixter International, Inc. (d)(l)                           34,346,115
& Instruments--4.0%                  1,817,600     Ingram Micro, Inc. Class A (d)                               30,299,392
                                       666,128     Nu Horizons Electronics Corp. (d)                             4,762,815
                                     1,384,500     Tech Data Corp. (d)                                          51,309,570
                                                                                                           ---------------
                                                                                                               120,717,892
==========================================================================================================================
Energy Equipment &                   1,127,100     Diamond Offshore Drilling, Inc.                              56,242,290
Services--4.5%                          50,700     Energy Select Sector SPDR Fund (j)(l)                         2,171,988
                                       263,500     FMC Technologies, Inc. (d)                                    8,742,930
                                     2,055,800     Key Energy Services, Inc. (d)                                23,580,026
                                       368,900     Maverick Tube Corp. (d)(l)                                   11,992,939
                                        65,700     Oil Service HOLDRs Trust (b)                                  6,323,625
                                       855,500     Rowan Cos., Inc.                                             25,605,115
                                                                                                           ---------------
                                                                                                               134,658,913
==========================================================================================================================
Food Products--2.7%                  2,973,100     Del Monte Foods Co. (d)                                      32,258,135
                                       481,825     Hain Celestial Group, Inc. (d)(l)                             8,981,218
                                       280,300     The J.M. Smucker Co.                                         14,099,090
                                       779,500     Smithfield Foods, Inc. (d)                                   24,593,225
                                                                                                           ---------------
                                                                                                                79,931,668
==========================================================================================================================
Gas Utilities--0.0%                     41,416     Delta Natural Gas Co., Inc.                                   1,066,876
==========================================================================================================================
Health Care Equipment                  206,500     Cardiodynamics International Corp. (d)                          602,980
& Supplies--3.0%                       363,100     Invacare Corp.                                               16,205,153
                                     1,038,600     Mentor Corp.                                                 33,339,060
                                       504,300     Steris Corp. (d)                                             12,733,575
                                       164,107     Utah Medical Products, Inc.                                   3,610,354
                                       983,600     Wright Medical Group, Inc. (d)(l)                            23,606,400
                                                                                                           ---------------
                                                                                                                90,097,522
==========================================================================================================================
Health Care Providers                1,940,900     Hooper Holmes, Inc.                                           7,414,238
& Services--3.7%                       158,300     LifePoint Hospitals, Inc. (d)(l)                              6,939,872
                                       209,200     Odyssey HealthCare, Inc. (d)                                  2,460,192
                                        88,900     Triad Hospitals, Inc. (d)                                     4,453,890
                                    10,620,900     WebMD Corp. (d)(l)                                           90,277,650
                                                                                                           ---------------
                                                                                                               111,545,842
==========================================================================================================================
Hotels, Restaurants                    547,055     Ambassadors Group, Inc. (a)                                  18,282,578
& Leisure--2.4%                        309,926     Dover Downs Gaming & Entertainment, Inc.                      3,858,579
                                       244,800     Isle of Capri Casinos, Inc. (d)                               6,496,992
                                     3,586,000     La Quinta Corp. (d)(l)                                       30,481,000
                                       490,100     Ruby Tuesday, Inc.                                           11,904,529
                                                                                                           ---------------
                                                                                                                71,023,678
==========================================================================================================================
Household Durables--0.4%               231,000     Furniture Brands International, Inc.                          5,038,110
                                       506,000     La-Z-Boy, Inc.                                                7,048,580
                                                                                                           ---------------
                                                                                                                12,086,690
==========================================================================================================================


        MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    MARCH 31, 2005        23

Schedule of Investments (continued)             Master Value Opportunities Trust

Industry*                          Shares Held     Common Stocks                                                Value
==========================================================================================================================
IT Services--4.9%                    1,056,600     Acxiom Corp.                                            $    22,114,638
                                     5,687,800     Convergys Corp. (d)(l)                                       84,918,854
                                     1,734,000     Sabre Holdings Corp. Class A                                 37,939,920
                                       169,400     Titan Corp. (d)                                               3,076,304
                                                                                                           ---------------
                                                                                                               148,049,716
==========================================================================================================================
Industrial Conglomerates--0.8%         481,700     Teleflex, Inc.                                               24,653,406
==========================================================================================================================
Insurance--4.4%                         93,200     American National Insurance                                   9,869,880
                                     2,501,300     Conseco, Inc. (d)(l)                                         51,076,546
                                       372,500     First American Corp.                                         12,270,150
                                       600,971     Presidential Life Corp.                                       9,783,806
                                     1,229,000     Protective Life Corp.                                        48,299,700
                                                                                                           ---------------
                                                                                                               131,300,082
==========================================================================================================================
Internet & Catalog Retail--0.2%        807,400     1-800-FLOWERS.COM, Inc. Class A (d)                           6,112,018
==========================================================================================================================
Internet Software                    1,730,300     DoubleClick, Inc. (d)(l)                                     13,323,310
& Services--1.6%                       292,300     Entrust, Inc. (d)                                             1,096,125
                                       196,300     Fastclick, Inc.                                               2,355,600
                                    24,248,271     Vignette Corp. (a)(d)                                        31,765,235
                                                                                                           ---------------
                                                                                                                48,540,270
==========================================================================================================================
Leisure Equipment                      542,000     Nautilus, Inc.                                               12,877,920
& Products--0.4%
==========================================================================================================================
Machinery--1.4%                      1,084,700     Kaydon Corp.                                                 34,059,580
                                       817,300     Wolverine Tube, Inc. (a)(d)                                   7,314,835
                                                                                                           ---------------
                                                                                                                41,374,415
==========================================================================================================================
Media--3.1%                          1,146,300     Harte-Hanks, Inc.                                            31,592,028
                                     1,488,300     Paxson Communications Corp. (d)                               1,026,927
                                     1,721,700     The Reader's Digest Association, Inc. Class A                29,802,627
                                       853,400     Scholastic Corp. (d)                                         31,481,926
                                                                                                           ---------------
                                                                                                                93,903,508
==========================================================================================================================
Metals & Mining--2.4%                1,352,550     Gibraltar Industries, Inc.                                   29,674,947
                                       601,400     Golden Star Resources Ltd. (d)(l)                             1,719,964
                                       789,900     Reliance Steel & Aluminum Co.                                31,603,899
                                       308,600     Wheeling-Pittsburgh Corp. (d)                                 9,582,030
                                                                                                           ---------------
                                                                                                                72,580,840
==========================================================================================================================
Oil & Gas--6.4%                      1,196,700     Denbury Resources, Inc. (d)                                  42,159,741
                                       800,400     Noble Energy, Inc. (l)                                       54,443,208
                                     1,037,991     Plains Exploration & Production Co. (d)(l)                   36,225,886
                                       401,900     Spinnaker Exploration Co. (d)                                14,279,507
                                       792,600     Stone Energy Corp. (d)                                       38,496,582
                                       244,100     Vintage Petroleum, Inc.                                       7,679,386
                                                                                                           ---------------
                                                                                                               193,284,310
==========================================================================================================================
Pharmaceuticals--2.6%                5,338,300     King Pharmaceuticals, Inc. (d)                               44,361,273
                                     1,125,200     Medicis Pharmaceutical Corp. Class A                         33,733,496
                                                                                                           ---------------
                                                                                                                78,094,769
==========================================================================================================================
Real Estate--2.1%                      735,200     Brandywine Realty Trust                                      20,879,680
                                       956,600     Friedman Billings Ramsey Group, Inc. Class A                 15,181,242
                                     1,490,593     Trizec Properties, Inc.                                      28,321,267
                                                                                                           ---------------
                                                                                                                64,382,189
==========================================================================================================================
Road & Rail--1.6%                    2,309,100     Kansas City Southern (d)(l)                                  44,473,266
                                        93,431     USF Corp.                                                     4,508,980
                                                                                                           ---------------
                                                                                                                48,982,246
==========================================================================================================================


24      MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    MARCH 31, 2005

Schedule of Investments (continued)             Master Value Opportunities Trust

Industry*                          Shares Held     Common Stocks                                                Value
==========================================================================================================================
Semiconductors & Semiconductor         478,100     Actel Corp. (d)                                         $     7,353,178
Equipment--1.2%                      3,936,100     ANADIGICS, Inc. (a)(d)(l)                                     5,667,984
                                       443,700     DSP Group, Inc. (d)                                          11,429,712
                                     1,180,000     Zoran Corp. (d)                                              12,213,000
                                                                                                           ---------------
                                                                                                                36,663,874
==========================================================================================================================
Software--2.2%                         553,800     Agile Software Corp. (d)                                      4,031,664
                                     1,197,300     Ascential Software Corp. (d)                                 22,185,969
                                       110,147     Compuware Corp. (d)                                             793,058
                                     4,079,955     E.piphany, Inc. (a)(d)                                       14,483,840
                                       452,000     Lawson Software, Inc. (d)                                     2,666,800
                                       199,606     NetIQ Corp. (d)                                               2,281,497
                                     3,676,762     Parametric Technology Corp. (d)                              20,553,100
                                                                                                           ---------------
                                                                                                                66,995,928
==========================================================================================================================
Specialty Retail--4.2%                 166,900     AnnTaylor Stores Corp. (d)                                    4,270,971
                                     2,188,500     Foot Locker, Inc.                                            64,123,050
                                     1,488,000     Linens `n Things, Inc. (d)                                   36,947,040
                                       196,800     The Men's Wearhouse, Inc. (d)                                 8,306,928
                                       601,000     Pier 1 Imports, Inc.                                         10,956,230
                                                                                                           ---------------
                                                                                                               124,604,219
==========================================================================================================================
Thrifts & Mortgage                     208,000     Anchor Bancorp Wisconsin, Inc.                                5,846,880
Finance--3.7%                          363,700     Dime Community Bancshares                                     5,528,240
                                       250,100     Fidelity Bankshares, Inc.                                     5,747,298
                                       109,000     FirstFed Financial Corp. (d)                                  5,560,090
                                       319,400     Franklin Bank Corp. (d)(l)                                    5,509,650
                                     2,060,600     Sovereign Bancorp, Inc.                                      45,662,896
                                       144,400     Sterling Financial Corp.                                      5,155,080
                                       739,300     Webster Financial Corp.                                      33,571,613
                                                                                                           ---------------
                                                                                                               112,581,747
==========================================================================================================================
Trading Companies                      585,950     Applied Industrial Technologies, Inc.                        15,937,840
& Distributors--1.1%                   384,100     Watsco, Inc.                                                 16,170,610
                                                                                                           ---------------
                                                                                                                32,108,450
==========================================================================================================================
                                                   Total Common Stocks (Cost--$2,560,918,547)--97.4%         2,926,795,428
==========================================================================================================================


        MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    MARCH 31, 2005        25

Schedule of Investments (continued)             Master Value Opportunities Trust

Industry*                          Shares Held     Preferred Stocks                                             Value
==========================================================================================================================
Personal Products--0.0%                  1,317     Adrien Arpel, Inc. (d)                                  $             0
==========================================================================================================================
                                                   Total Preferred Stocks (Cost--$0)--0.0%                               0
==========================================================================================================================

                                                   Warrants (f)(i)
==========================================================================================================================
Capital Markets--2.4%                  610,000     UBS AG (expires 7/29/2005)                                   30,103,500
                                       856,000     UBS AG (expires 3/29/2006)                                   41,464,640
==========================================================================================================================
                                                   Total Warrants (Cost--$72,744,142)--2.4%                     71,568,140
==========================================================================================================================

                           Beneficial Interest     Short-Term Securities
==========================================================================================================================
                                  $ 10,539,110     Merrill Lynch Liquidity Series, LLC Cash Sweep
                                                   Series I (c)                                                 10,539,110
                                   248,594,500     Merrill Lynch Liquidity Series, LLC Money Market
                                                   Series (c)(e)                                               248,594,500
==========================================================================================================================
                                                   Total Short-Term Securities
                                                   (Cost--$259,133,610)--8.6%                                  259,133,610
==========================================================================================================================
Total Investments (Cost--$2,892,796,299**)--108.4%                                                           3,257,497,178

Liabilities in Excess of Other Assets--(8.4%)                                                                 (251,548,586)
                                                                                                           ---------------
Net Assets--100.0%                                                                                         $ 3,005,948,592
                                                                                                           ===============

* For Trust compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.
** The cost and unrealized appreciation (depreciation) of investments as of March 31, 2005, as computed for federal income tax purposes, were as follows:

      -------------------------------------------------------------------------
      Aggregate cost .............................              $ 2,911,088,166
                                                                ===============
      Gross unrealized appreciation ..............              $   527,995,935
      Gross unrealized depreciation ..............                 (181,586,923)
                                                                ---------------
      Net unrealized appreciation ................              $   346,409,012
                                                                ===============

(a) Investments in companies 5% or more of whose outstanding securities are held by the Trust (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

      -----------------------------------------------------------------------------------------------------------------------
                                                     Net Share        Purchase         Sales          Realized       Dividend
      Affiliate                                       Activity          Cost            Cost         Gain (Loss)      Income
      -----------------------------------------------------------------------------------------------------------------------
      ANADIGICS, Inc                                  2,058,900     $  9,548,410              --              --            +
      Ambassadors Group, Inc.                          (146,800)    $    108,320    $  1,648,393    $  2,688,979     $293,776
      Ambassadors International, Inc.*                 (197,500)    $    116,023    $  1,535,877    $  1,152,671     $246,350
      CommScope, Inc.                                 1,266,100     $ 29,962,166    $  9,000,471    $     93,860            +
      Cornell Cos., Inc.                               (180,800)    $     49,248    $  3,038,572    $   (761,831)           +
      Dover Downs Gaming & Entertainment, Inc.*        (287,114)    $     41,999    $  2,745,593    $    341,473     $136,347
      Dover Motorsports Inc.*                        (1,019,700)              --    $  5,283,393    $   (235,798)          --
      E.piphany, Inc.                                 1,307,487     $ 11,066,851    $  6,186,389    $     35,871            +
      Gibraltar Industries, Inc.*                      (225,500)    $  1,123,837    $  5,589,461    $  1,022,875     $ 52,335
      Itron*                                         (1,811,773)    $     53,360    $ 37,035,901    $     23,595           --
      Maxygen, Inc.                                     565,700     $  5,871,637              --              --            +
      McData Corp. Class B*                          (1,856,300)    $  2,182,111    $ 20,160,460    $ (6,187,822)          --
      Parametric Technology Corp.*                  (13,897,538)    $    413,056    $ 68,959,546    $ (7,293,908)          --
      Paxson Communications Corp.*                   (3,582,100)    $     16,766    $ 36,801,654    $(32,198,774)          --
      QRS Corp.*                                     (1,494,375)              --    $ 11,132,433    $ (2,518,362)          --
      Triumph Group, Inc.                              (131,100)    $    462,147    $  5,880,600    $   (210,102)           +
      Vical, Inc.                                      (662,754)    $    434,835    $ 10,601,678    $ (6,561,959)           +
      Vignette Corp.                                  2,949,754     $  5,163,276    $  5,944,303    $ (4,954,188)           +
      Watsco, Inc.*                                    (824,100)    $    494,195    $  9,243,350    $    857,837           --
      Wolverine Tube, Inc.                             (155,300)    $     78,162    $  2,469,454    $   (672,795)           +
      -----------------------------------------------------------------------------------------------------------------------

      +     Non-income producing security.
      *     No longer an affiliated company as of March 31, 2005.


26      MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    MARCH 31, 2005

Schedule of Investments (concluded)             Master Value Opportunities Trust

(b) Represents ownership in Oil Services HOLDRs Trust. The Oil Services HOLDRs Trust holds shares of common stock issued by 20 specified companies generally considered to be involved in various segments of the oil service industry.
(c) Investments in companies considered to be an affiliate of the Trust (such companies are defined as "Affiliated Companies" in Section 2 (a)(3) of the Investment Company Act of 1940) were as follows:

      ------------------------------------------------------------------------------------------
                                                                                      Interest/
                                                                     Net              Dividend
      Affiliate                                                    Activity            Income
      ------------------------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC Cash Sweep Series I    $(108,733,187)    $   1,541,917
      Merrill Lynch Liquidity Series, LLC Money Market Series    $ 136,472,687     $     468,433
      Merrill Lynch Premier Institutional Fund                     (37,373,937)    $       9,662
      ------------------------------------------------------------------------------------------

(d)   Non-income producing security.
(e)   Security was purchased with the cash proceeds from securities loans.
(f) Warrants entitle the Trust to purchase a predetermined number of shares of a basket of common stocks and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(g) iShares S&P SmallCap 600/BARRA Value Index Fund is an exchange traded Fund. The Fund seeks investment results that correspond to the performance of the S&P SmallCap 600/BARRA Value Index.
(h) iShares S&P SmallCap 600 Index Fund is an exchange traded Fund. The Fund seeks investment results that correspond to the performance of the S&P SmallCap 600 Index.
(i) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(j) Represents ownership in Energy Select Sector SPDR Fund, registered in the United States. The investment objective of the Energy Select Sector SPDR Fund is to provide investment results that correspond to the performance of the Energy Select Sector Index.
(k) Represents ownership in Financial Select Sector SPDR Fund, registered in the United States. The investment objective of the Financial Select Sector SPDR Fund is to provide investment results that correspond to the performance of the Financial Select Sector Index.
(l)   Security, or a portion of security, is on loan.
(m) Represents ownership in Industrial Select Sector SPDR Fund, registered in the United States. The investment objective of the Industrial Select Sector SPDR is to provide investment results that correspond to the performance of the Industrial Select Sector Index.

      See Notes to Financial Statements.


        MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    MARCH 31, 2005        27

Statement of Assets and Liabilities             Master Value Opportunities Trust

As of March 31, 2005
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value (including
                        securities loaned of $240,917,902) (identified cost--$2,359,160,798) .                      $ 2,769,092,452
                       Investments in affiliated securities, at value (identified
                        cost--$533,635,501) ..................................................                          488,404,726
                       Cash ..................................................................                               12,665
                       Receivables:
                          Securities sold ....................................................  $    42,141,412
                          Contributions ......................................................        3,582,398
                          Dividends ..........................................................        2,586,679
                          Interest from affiliates ...........................................           26,220
                          Securities lending .................................................           17,281          48,353,990
                                                                                                ---------------
                       Prepaid expenses ......................................................                               13,640
                                                                                                                    ---------------
                       Total assets ..........................................................                        3,305,877,473
                                                                                                                    ---------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
                       Collateral on securities loaned, at value .............................                          248,594,500
                       Payables:
                          Securities purchased ...............................................       40,628,126
                          Withdrawals ........................................................        9,483,744
                          Investment adviser .................................................        1,074,376
                          Other affiliates ...................................................           33,222          51,219,468
                                                                                                ---------------
                       Accrued expenses ......................................................                              114,913
                                                                                                                    ---------------
                       Total liabilities .....................................................                          299,928,881
                                                                                                                    ---------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Net assets ............................................................                      $ 3,005,948,592
                                                                                                                    ===============
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
                       Investor's capital ....................................................                      $ 2,641,247,713
                       Unrealized appreciation--net ..........................................                          364,700,879
                                                                                                                    ---------------
                       Net Assets ............................................................                      $ 3,005,948,592
                                                                                                                    ===============

      See Notes to Financial Statements.


28      MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    MARCH 31, 2005

Statement of Operations                         Master Value Opportunities Trust

For the Year Ended March 31, 2005
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
                       Dividends (including $728,808 from affiliates and net of
                        $9,814 foreign withholding tax) ......................................                      $    24,562,863
                       Interest from affiliates ..............................................                            1,541,917
                       Securities lending--net ...............................................                              478,095
                                                                                                                    ---------------
                       Total income ..........................................................                           26,582,875
                                                                                                                    ---------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ..............................................  $    14,654,686
                       Accounting services ...................................................          594,635
                       Custodian fees ........................................................          211,969
                       Professional fees .....................................................           82,724
                       Trustees' fees and expenses ...........................................           49,004
                       Printing and shareholder reports ......................................           43,236
                       Pricing fees ..........................................................            3,442
                       Other .................................................................           67,999
                                                                                                ---------------
                       Total expenses ........................................................                           15,707,695
                                                                                                                    ---------------
                       Investment income--net ................................................                           10,875,180
                                                                                                                    ---------------
===================================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------------------
                       Realized gain (loss) on:
                          Investments (including $(55,378,378) from affiliates)--net .........      205,912,790
                          Foreign currency transactions--net .................................          (14,284)        205,898,506
                                                                                                ---------------
                       Change in unrealized appreciation on investments--net .................                          (79,095,105)
                                                                                                                    ---------------
                       Total realized and unrealized gain--net ...............................                          126,803,401
                                                                                                                    ---------------
                       Net Increase in Net Assets Resulting from Operations ..................                      $   137,678,581
                                                                                                                    ===============

      See Notes to Financial Statements.


        MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    MARCH 31, 2005        29

Statements of Changes in Net Assets             Master Value Opportunities Trust

                                                                                                        For the Year Ended
                                                                                                             March 31,
                                                                                                -----------------------------------
Increase (Decrease) in Net Assets:                                                                    2005                2004
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ................................................  $    10,875,180     $    11,149,547
                       Realized gain--net ....................................................      205,898,506         248,569,142
                       Change in unrealized appreciation--net ................................      (79,095,105)        878,215,072
                                                                                                -----------------------------------
                       Net increase in net assets resulting from operations ..................      137,678,581       1,137,933,761
                                                                                                -----------------------------------
===================================================================================================================================
Capital Transactions
-----------------------------------------------------------------------------------------------------------------------------------
                       Proceeds from contributions ...........................................      912,589,367         874,221,280
                       Fair value of withdrawals .............................................   (1,233,630,806)       (755,260,753)
                                                                                                -----------------------------------
                       Net increase (decrease) in net assets derived from capital transactions     (321,041,439)        118,960,527
                                                                                                -----------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Total increase (decrease) in net assets ...............................     (183,362,858)      1,256,894,288
                       Beginning of year .....................................................    3,189,311,450       1,932,417,162
                                                                                                -----------------------------------
                       End of year ...........................................................  $ 3,005,948,592     $ 3,189,311,450
                                                                                                ===================================

      See Notes to Financial Statements.


30      MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    MARCH 31, 2005

Financial Highlights                            Master Value Opportunities Trust

                                                                                 For the Year Ended                 For the Period
                                                                                       March 31,                    Sept. 1, 2000+
The following ratios have been derived from                      --------------------------------------------------  to March 31,
information provided in the financial statements.                    2005         2004         2003          2002         2001
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
                       Total investment return ................        4.48%       58.26%      (27.31%)++     32.13%            --
                                                                 =================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Expenses ...............................         .50%         .51%         .51%          .52%           .54%*
                                                                 =================================================================
                       Investment income--net .................         .35%         .42%         .32%          .44%           .85%*
                                                                 =================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands)  $3,005,949   $3,189,311   $1,932,417    $3,248,959     $1,553,556
                                                                 =================================================================
                       Portfolio turnover .....................       74.31%       80.35%       68.27%        54.14%         42.30%
                                                                 =================================================================

*     Annualized.
** Total investment return is required to be disclosed for fiscal years beginning after December 15, 2000.
+     Commencement of operations.
++ FAM fully reimbursed the Trust for a loss on a transaction not meeting the Trust's investment guidelines, which had no impact on total return.

      See Notes to Financial Statements.


        MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    MARCH 31, 2005        31

Notes to Financial Statements                   Master Value Opportunities Trust

1. Significant Accounting Policies:

Master Value Opportunities Trust (the "Trust") (formerly Master Small Cap Value Trust) is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue and redeem nontransferable interests in the Trust, subject to certain limitations. The Trust's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments -- Equity securities that are held by the Trust that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions in securities traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available asked price. Trust securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Trust employs certain pricing services to provide certain securities prices for the Trust. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Trust, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Trust are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Trust's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments -- The Trust may engage in various portfolio investment strategies both to increase the return of the Trust and to hedge, or protect, its exposure to interest rate movements and movements in the securities market. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Trust may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Trust deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a


32      MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    MARCH 31, 2005

Notes to Financial Statements (continued)       Master Value Opportunities Trust

      realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Trust may write put and covered call options and purchase and write call and put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward foreign exchange contracts -- The Trust may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Trust as an unrealized gain or loss. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures -- The Trust may purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Trust, sold by the Trust but not yet delivered, or committed or anticipated to be purchased by the Trust.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes -- The Trust is considered as a "pass through" entity for federal income tax purposes. As such, each investor in the Trust is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Trust. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Trust's assets will be managed so an investor in the Trust can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

(f) Securities lending -- The Trust may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Trust and any additional required collateral is delivered to the Trust on the next business day. Where the Trust receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Trust typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Trust may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Trust could experience delays and costs in gaining access to the collateral. The Trust also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


        MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    MARCH 31, 2005        33

Notes to Financial Statements (concluded)       Master Value Opportunities Trust

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agree-ment with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee upon the average daily value of the Trust's net assets at the following annual rates: .50% of the Trust's average net assets not exceeding $1 billion, and ..475% of average daily net assets in excess of $1 billion but not exceeding $1.5 billion; and .45% of average daily net assets in excess of 1.5 billion.

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend Trust securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Trust also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the year ended March 31, 2005, MLIM, LLC received $206,256 in securities lending agent fees.

In addition, MLPF&S received $868,507 in commissions on the execution of portfolio security transactions for the Trust for the year ended March 31, 2005.

For the year ended March 31, 2005, the Trust reimbursed FAM $69,126 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of Mercury Trusts, Inc., FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended March 31, 2005 were $2,259,171,331 and $2,481,347,972, respectively.

4. Short-Term Borrowings:

The Trust, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Trust may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Trust pays a commitment fee of .07% per annum based on the Trust's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Trust did not borrow under the credit agreement during the year ended March 31, 2005. On November 26, 2004, the credit agreement was renewed for one year under substantially the same terms.


34      MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    MARCH 31, 2005

Report of Independent Registered Public Accounting Firm
                                                Master Value Opportunities Trust

To the Investor and Board of Trustees of Master Value Opportunities Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master Value Opportunities Trust as of March 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control of financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Value Opportunities Trust as of March 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the respective periods then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
May 20, 2005


        MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    MARCH 31, 2005        35

Officers and Directors/Trustees

                                                                                                       Number of
                                                                                                       Portfolios in  Other Public
                                                                                                       Fund Complex   Directorships
                           Position(s)  Length of                                                      Overseen by    Held by
                           Held with    Time                                                           Director/      Director/
Name        Address & Age  Fund/Trust   Served   Principal Occupation(s) During Past 5 Years           Trustee        Trustee
====================================================================================================================================
Interested Director/Trustee
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  President    2005 to  President of the MLIM/FAM-advised funds since 2005;   124 Funds      None
Doll, Jr.*  Princeton, NJ  and          present  President of MLIM and FAM since 2001; Co-Head         163 Portfolios
            08543-9011     Director/             (Americas Region) thereof from 2000 to 2001 and
            Age: 50        Trustee               Senior Vice President from 1999 to 2001; President
                                                 and Director of Princeton Services, Inc. ("Princeton
                                                 Services") since 2001; President of Princeton
                                                 Administrators, L.P. ("Princeton Administrators") since
                                                 2001; Chief Investment Officer of Oppenheimer
                                                 Funds, Inc. in 1999 and Executive Vice President
                                                 thereof from 1991 to 1999.
            ------------------------------------------------------------------------------------------------------------------------
            * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or
              FAM acts as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company Act, of the
              Fund based on his current positions with MLIM, FAM, Princeton Services and Princeton Administrators, L.P.
              Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund/Trust President, Mr. Doll serves at the pleasure of the Board of Directors/Trustees.

====================================================================================================================================
Independent Directors/Trustees*
------------------------------------------------------------------------------------------------------------------------------------
Donald W.   P.O. Box 9095  Director/    2002 to  General Partner of The Burton Partnership, Limited    23 Funds       Knology, Inc.
Burton      Princeton, NJ  Trustee      present  Partnership (an investment partnership) since 1979;   42 Portfolios  (telecommuni-
            08543-9095                           Managing General Partner of the South Atlantic                       cations) and
            Age: 61                              Venture Funds since 1983; Member of the Investment                   Symbion, Inc.
                                                 Advisory Council of the Florida State Board of                       (healthcare)
                                                 Administration since 2001.
------------------------------------------------------------------------------------------------------------------------------------
Laurie      P.O. Box 9095  Director/    1999 to  Professor of Finance and Economics, Graduate          23 Funds       None
Simon       Princeton, NJ  Trustee      present  School of Business, Columbia University since 1998.   42 Portfolios
Hodrick     08543-9095
            Age: 42
------------------------------------------------------------------------------------------------------------------------------------
John        P.O. Box 9095  Director/    2005 to  President and Chief Executive Officer of Allmerica    23 Funds       ABIOMED
Francis     Princeton, NJ  Trustee      present  Financial Corporation (financial services holding     42 Portfolios  (medical
O'Brien     08543-9095                           company) from 1995 to 2002 and Director from                         device
            Age: 61                              1995 to 2003; President of Allmerica Investment                      manufacturer),
                                                 Management Co., Inc. (investment adviser) from                       Cabot
                                                 1989 to 2002; Director from 1989 to 2002 and                         Corporation
                                                 Chairman of the Board from 1989 to 1990; President,                  (manu-
                                                 Chief Executive Officer and Director of First Allmerica              facturing),
                                                 Financial Life Insurance Company from 1989 to 2002                   LKQ Corpor-
                                                 and Director of various other Allmerica Financial                    ation (auto
                                                 companies until 2002; currently Director since 1989                  parts manu-
                                                 and since 2004 member of the Governance                              facturing)
                                                 Nominating Committee; Member of the Compensation                     and TJX Com-
                                                 Committee of ABIOMED since 1989 and Member of                        panies, Inc.
                                                 the Audit Committee of ABIOMED from 1990 to 2004;                    (retailer)
                                                 Director and member of the Governance and
                                                 Nomination Committee of Cabot Corporation and
                                                 member of the Audit Committee since 1990; Director
                                                 and member of the Audit Committee and
                                                 Compensation Committee of LKQ Corporation from
                                                 2003; Lead Director of TJX Companies, Inc. since
                                                 1999; Trustee of the Woods Hole Oceanographic
                                                 Institute since 2003.
------------------------------------------------------------------------------------------------------------------------------------


36      MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    MARCH 31, 2005

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                                                                                                       Fund Complex    Directorships
                           Position(s)  Length of                                                      Overseen by     Held by
                           Held with    Time                                                           Director/       Director/
Name        Address & Age  Fund/Trust   Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Independent Directors/Trustees* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
David H.    P.O. Box 9095  Director/    2003 to  Consultant with Putnam Investments from 1993 to       23 Funds        None
Walsh       Princeton, NJ  Trustee      present  2003, and employed in various capacities from 1973    42 Portfolios
            08543-9095                           to 1992; Director, The National Audubon Society since
            Age: 63                              1998; Director, The American Museum of Fly Fishing
                                                 since 1997.
------------------------------------------------------------------------------------------------------------------------------------
Fred G.     P.O. Box 9095  Director/    1998 to  Managing Director of FGW Associates since 1997;       23 Funds        Watson
Weiss       Princeton, NJ  Trustee      present  Vice President, Planning, Investment and Devel-       42 Portfolios   Pharma-
            08543-9095                           opment of Warner Lambert Co. from 1979 to 1997;                       ceuticals
            Age: 63                              Director of the Michael J. Fox Foundation for                         Inc.
                                                 Parkinson's Research since 2000; Director of BTG                      (pharma-
                                                 International Plc (a global technology commercial-                    ceutical
                                                 ization company) since 2001.                                          company)
            ------------------------------------------------------------------------------------------------------------------------
            * Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
------------------------------------------------------------------------------------------------------------------------------------


        MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    MARCH 31, 2005        37

Officers and Directors/Trustees (concluded)

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund/Trust   Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1993 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President and Treasurer of Princeton Services since 1999 and Director
            08543-9011     and          and      since 2004; Vice President of FAMD since 1999; Vice President of MLIMand FAM from
            Age: 44        Treasurer    1999 to  1990 to 1997; Director of Taxation of MLIM from 1990 to 2001; Vice President, present  Treasurer and Secretary of the IQ Funds since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Robin       P.O. Box 9011  Vice         2002 to  Managing Director of MLIM since 2000; First Vice President of MLIM from 1999 to
Elise Baum  Princeton, NJ  President    present  2000; Director of MLIM from 1997 to 1999; Vice President of MLIM from 1995 to 1997.
            08543-9011
            Age: 44
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
Hiller      Princeton, NJ  Compliance   present  Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief Compliance
            08543-9011     Officer               Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley
            Age: 53                              Investment Management from 2002 to 2004; Managing Director and Global Director of
                                                 Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance
                                                 Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential
                                                 Financial from 1995 to 2000; Senior Counsel in the Commission's Division of
                                                 Enforcement in  Washington, D.C. from 1990 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
Pellegrino  Princeton, NJ               present  2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD and
            08543-9011                           Princeton Services since 2004.
            Age: 45
            ------------------------------------------------------------------------------------------------------------------------
            * Officers of the Fund serve at the pleasure of the Board of Directors/Trustees.
------------------------------------------------------------------------------------------------------------------------------------
            Further information about the Fund's Officers and Directors/Trustees is available in the Fund's Statement of Additional
            Information, which can be obtained without charge by calling 1-800-MER-FUND.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863

--------------------------------------------------------------------------------
Effective January 1, 2005, Terry K. Glenn, President and Director/Trustee and M. Colyer Crum, Director/Trustee of Merrill Lynch Value Opportunities Fund, Inc. and Master Value Opportunities Trust retired. The Fund's/Trust's Board of Directors/Trustees wishes Mr. Glenn and Professor Crum well in their retirements.

Effective January 1, 2005, Robert C. Doll, Jr. became Executive Vice President and Chief Executive Officer of the Fund and the Trust. Effective February 28, 2005, Mr. Doll became President and Director/Trustee of the Fund and the Trust.
--------------------------------------------------------------------------------


38      MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    MARCH 31, 2005

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


        MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    MARCH 31, 2005        39

[LOGO] Merrill Lynch Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Infor-mation about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch Value Opportunities Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                  #10253 -- 3/05

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg.

Item 4 - Principal Accountant Fees and Services

         Merrill Lynch Value Opportunities Fund, Inc.

         (a) Audit Fees -         Fiscal Year Ending March 31, 2005 - $6,500
                                  Fiscal Year Ending March 31, 2004 - $6,200

         (b) Audit-Related Fees - Fiscal Year Ending March 31, 2005 - $0
                                  Fiscal Year Ending March 31, 2004 - $0

         (c) Tax Fees -           Fiscal Year Ending March 31, 2005 - $6,300
                                  Fiscal Year Ending March 31, 2004 - $5,800

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending March 31, 2005 - $0
                                  Fiscal Year Ending March 31, 2004 - $0

         Master Value Opportunities Trust

         (a) Audit Fees -         Fiscal Year Ending March 31, 2005 - $40,500
                                  Fiscal Year Ending March 31, 2004 - $38,000

         (b) Audit-Related Fees - Fiscal Year Ending March 31, 2005 - $0
                                  Fiscal Year Ending March 31, 2004 - $0

         (c) Tax Fees -           Fiscal Year Ending March 31, 2005 - $0
                                  Fiscal Year Ending March 31, 2004 - $0

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending March 31, 2005 - $0
                                  Fiscal Year Ending March 31, 2004 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the

         Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending March 31, 2005 - $10,018,400
             Fiscal Year Ending March 31, 2004 - $16,708,160

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch Value Opportunities Fund, Inc. and Master Value Opportunities
Trust


By: /s/ Robert C. Doll, Jr.
    -----------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Value Opportunities Fund, Inc. and Master Value Opportunities Trust

Date: May 23, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -----------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Value Opportunities Fund, Inc. and Master Value Opportunities Trust

Date: May 23, 2005


By: /s/ Donald C. Burke
    -----------------------
    Donald C. Burke,
    Chief Financial Officer of
    Merrill Lynch Value Opportunities Fund, Inc. and Master Value Opportunities Trust

Date: May 23, 2005